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                                                                   EXHIBIT 10.32

                     BUTTREY FOOD AND DRUG STORES COMPANY
                              601 6th Street S.W.
                          Great Falls, Montana 59404

                                 April 7, 1997



Joseph H. Fernandez
President and Chief Executive Officer
Buttrey Food and Drug Stores Company
601 6th Street S.W.
Great Falls, Montana 59404

          Re: Amendments to Stock Subscription Agreement made and entered into as of March 1, 1993 by and among Buttrey Food and Drug Stores Company ("Buttrey"), FS Equity Partners II, L.P. ("FSEP II") and Joseph H. Fernandez (the "Subscription Agreement"), and to Stock Pledge Agreement made as of March 9, 1993 by and between
               Joseph H. Fernandez and Buttrey (the "Pledge Agreement")
               ----------------------------------------------------------------

Dear Joe:

          Reference is made to the above-captioned Subscription Agreement and Pledge Agreement. The purpose of this letter is to amend the Subscription Agreement and Pledge Agreement in certain ways in order to further perfect Buttrey's security interest in your 112,280 shares of Common Stock that serve as collateral and security for the payment of all principal and interest owed to Buttrey pursuant to the terms of that certain Secured Promissory Note in the aggregate principal amount of $399,997.50 dated March 9, 1993 and that certain Secured Promissory Note in the aggregate principal amount of $125,000.00 dated April 7, 1997, each made by you in favor of Buttrey (collectively, the "Promissory Notes"). In consideration of Buttrey's agreement to extend to you the amounts evidenced by the Promissory Notes, upon your execution of this letter where indicated, the Subscription Agreement and the Pledge Agreement will be amended as follows:

          1. The short titled definition of "Note" in subparagraph (b) of the third sentence of Section 1 of the Subscription Agreement is hereby amended as follows:

          "(collectively with that certain Secured Promissory Note dated April 7, 1997 made by Purchaser in favor of Holding in the aggregate principal amount of $125,000, the "Note")."
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Joseph H. Fernandez
April 7, 1997
Page 2

          2. Recital B of the Pledge Agreement is hereby amended in its entirety as follows:

                    "B. Pursuant to the terms of that certain Secured Promissory Note dated March 9, 1993 delivered by Pledgor to Pledgee in partial payment for the Shares, and pursuant to the terms of that certain Secured Promissory Note dated as of April 7, 1997 in an aggregate principal amount of $125,000 (collectively, the "Note"), Pledgor has agreed to make payments of principal and interest to Pledgee as provided in the Note."

          Except as set forth above, all other provisions of the Subscription Agreement and the Pledge Agreement shall remain in full force and effect.
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Joseph H. Fernandez
April 7, 1997
Page 3

          Please indicate your agreement with and acceptance of the terms of this letter by executing in the space provided below and returning this letter to us.

          This letter may be executed in counterparts, each of which when taken together with the others shall constitute one and the same instrument.

                              BUTTREY FOOD AND DRUG
                              STORES COMPANY


                              By:    /s/ Wayne S. Peterson
                                     ---------------------
                                     Wayne S. Peterson
                                     Vice President, Chief Financial
                                     Officer and Secretary


                              FS EQUITY PARTNERS II, L.P.,
                              a California limited partnership

                              By:   Freeman Spogli & Co.,
                                    a California General Partnership
                                    General Partner


                                    By:   /s/ J. Frederick Simmons
                                          ------------------------
                                          General Partner


THE FOREGOING TERMS AND CONDITIONS
OF THIS LETTER ARE HEREBY AGREED TO
AND ACCEPTED.


 /s/ Joseph H. Fernandez                Dated:   4/14/97
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Joseph H. Fernandez